                                                                   EXHIBIT 10.34


                               INKTOMI CORPORATION
                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT


This SECOND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") dated as of OCTOBER __, 2001, is by and among INKTOMI CORPORATION, a Delaware corporation, as Lessee (the "Lessee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor (the "Lessor"); WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 ("Co-Owner Trustee"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor (together with any permitted successors and assigns, each an "Investor" and collectively the "Investors"); DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"); and DEUTSCHE BANC ALEX. BROWN INC. f/k/a DEUTSCHE BANK SECURITIES, INC., as Arranger (the "Arranger"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in Annex A to the Participation Agreement (as defined below).

                                    RECITALS:

         A. The Lessee, the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger are parties to a certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

         B. The Lessee has requested a waiver of a provision of, and certain amendments to, the Participation Agreement.

         C. The parties signatory hereto are willing to agree to the proposed waiver and amendments on the terms, and subject to the conditions, hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Waiver. Section 9.5(h) of the Participation Agreement requires the Lessee to maintain at the end of each fiscal quarter a Consolidated EBITDA of not less than a designated amount. Subject to the satisfaction of the conditions set forth in Section 5 below, the Participants agree to waive the requirement of
Section 9.5(h) for the fiscal quarter ending September 30, 2001.

         2. Amendments to the Participation Agreement Subject to the satisfaction of the conditions set forth in Section 6 below, the Participation Agreement is hereby amended as follows:

                  (a) Section 9.5(h) of the Participation Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

                  "(h) Minimum Consolidated EBITDA. As at each date listed below, the Lessee shall not permit Consolidated EBITDA for the period referred to in the definition of such term ending on such date to be less than the amount set forth below opposite such date:

                  DATE OF DETERMINATION                      CONSOLIDATED EBITDA
                  ---------------------                      -------------------
                  September 30, 2001                               Waived
                  December 31, 2001                             $(8,000,000)
                  March 31, 2002                                $(8,000,000)
                  June 30, 2002                                 $(3,000,000)
                  September 30, 2002                            $         0

                  For each fiscal quarter thereafter the Lessee shall maintain a Consolidated EBITDA of not less than $0."

                  (b) Section 9.5(k) to the Participation Agreement is hereby amended and restated as follows:

                  "(k) Minimum Net Cash. The Lessee shall maintain as of the end of each fiscal quarter, commencing with the fiscal quarter ending on June 30, 2001, Minimum Net Cash in an amount of not less than $50,000,000 and commencing with the fiscal quarter ending March 31, 2002, in an amount not less than the lesser of (i) $30,000,000 plus 50% of the net Cash proceeds to the Lessee from any equity offering consummated after October 19, 2001 and (ii) $50,000,000."

                  (c) Section 9.5(f) to the Participation Agreement is hereby amended and restated as follows:

                  "(f) Minimum Consolidated Tangible Net Worth. As of the end of each fiscal quarter, the Lessee's Consolidated Tangible Net Worth will not be less than $200,000,000 and commencing with the fiscal quarter ending December 31, 2001, the Lessee's Consolidated Tangible Net Worth will not be less than the lesser of (i) $125,000,000 plus 50% of the net Cash proceeds to the Lessee from any equity offering consummated after October 19, 2001 and (ii) $200,000,000."

                  (d) Section 9.5(g) to the Participation Agreement is hereby amended and restated as follows:

                  "(g) Minimum Consolidated Fixed Charge Ratio. The Lessee shall maintain as of the end of each fiscal quarter, from and after December 31, 2001, a minimum Consolidated Fixed Charge Ratio of at least 1.50 to 1.00."

                  (e) Section 9.5(a) to the Participation Agreement is hereby amended as follows:

                           (i) paragraph (v) is amended by deleting the word
                  "and" at the end thereof;

                           (ii) paragraph (vi) is amended by deleting the period
                  at the end thereof and replacing it with "; and "; and

                           (iii) a new paragraph (vii) shall be added to read as
                  follows:

                                 "(vii) with each delivery of historical
                  financial statements pursuant to paragraphs (i) or (ii) above, updated quarterly projected financial statements of the Lessee for each of the four fiscal quarters immediately following the date of the applicable historical financial statements being delivered pursuant to such paragraph, consisting of a balance sheet and statements of income, and cash flows, and (2) proforma calculations for each such quarter demonstrating the Lessee's projected compliance with the financial covenants set forth in Sections 9.5 (f), (g), (h) and (k), substantially in the form set forth in Exhibit G to this Agreement."

         3. Amendments to Annex A. Subject to the satisfaction of the conditions set forth in Section 6 below, Annex A to the Participation Agreement is hereby amended as follows:

                  (a) The definition of Cash Equivalents shall be amended and restated as follows:

         "'Cash Equivalents' means, as at any date of determination:

                           (1) Direct obligations of, or obligations the
                  principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof, certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                           (2) Open market commercial paper maturing within one
                  year from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                           (3) Any repurchase agreement entered into with a
                  commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's, (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (1), (2) or (3) above and (D) such security or instrument so securing the repurchase obligations has fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations;

                           (4) Money Market fund shares of an institution
                  organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such institution has capital, surplus and undivided profits of not less than $500,000,000, (B) the money market fund of such institution is rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                           (5) Municipal notes, bonds, commercial paper,
                  municipal auction rate securities and municipal preferred stock rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's; provided, if any such item matures more than one year from the date of determination such item must be rated at least A+ (or its equivalent) by S&P or A1 (or its equivalent) by Moody's; and

                           (6) Domestic, foreign and eurodollar corporate and
                  bank debt including, but not limited to, commercial paper, corporate bonds, medium term notes, bankers' acceptances, certificate of deposits, and taxable auction rate securities rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's; provided if any such item matures more than one year from the date of determination it must be rated at least A+ (or its equivalent) by S&P or A1 (or its equivalent) by Moody's.

                           For purposes of clauses (5) and (6), at any date of
                  determination not more than 5% of the total value of all Cash Equivalents may be comprised of the securities or obligations of any one issuer or obligor and its affiliates, collectively. For purposes of Clauses (1)-(6), not more than 15% of the total value of all Cash Equivalents may have a maturity more than one year from the date of determination."

                  (b) The definition of Consolidated EBITDA shall be amended and restated as follows:

                  "'Consolidated EBITDA' shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the sum of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Depreciation and Amortization Expense, plus (v) one time professional fees and expenses associated with an acquisition, plus (vi) non cash charges associated with an acquisition for the write-down of good will associated with an acquisition, plus (vii) non cash charges associated with an acquisition for research and development costs of the acquired company expensed in the fiscal quarter of the acquisition, plus (viii) non cash charges related to deferred stock compensation expense, plus (ix) non-cash losses related to the Lessee's investments in equity securities, minus (x) non-cash gains related to the Lessee's investments in equity securities. For purposes of determining Consolidated EBITDA for the fiscal quarters ending December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002 each of the items utilized in the formula set forth in the previous sentence shall be based on the results of one fiscal quarter ending on such date of determination; provided that for purposes of determining Consolidated EBITDA, the Lessee and its Subsidiaries on a consolidated basis shall be permitted to exclude from such determination (i) non-recurring non-cash restructuring charges, and (ii) non-recurring cash restructuring charges not in excess of $7,000,000 for the fiscal quarter ending December 31, 2001 or $5,000,000 for any fiscal quarter ending thereafter. For purposes of determining Consolidated EBITDA as of any other date of determination, each of the items utilized in the formula set forth in the first sentence shall be based on the results of the two fiscal quarters ending on the date of determination."

                  (c) The definition of Consolidated Fixed Charge Ratio shall be amended and restated as follows:

                  "'Consolidated Fixed Charge Ratio' shall mean for the Lessee and its Subsidiaries on a consolidated basis at any date, the quotient of (a) the sum of (i) Consolidated EBITDA, plus (ii) Consolidated Lease Rental Expense, plus (iii) 100% of the net Cash proceeds to the Lessee from any equity offering received by the Lessee within twelve months prior to the date of determination, divided by (b) the sum of (i) CMLTD, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Lease Rental Expense. For purposes of determining the Consolidated Fixed Charge Ratio as of any date of determination (i) CMLTD will always be based upon the results of the most recent fiscal quarter, and (ii) each of the other items utilized in the formula set forth in the previous sentence shall be based on: for the fiscal quarter ending December 31, 2001, the results of such quarter; for the fiscal quarter ending March 31, 2002, the results of the two fiscal quarters ending on such date; for the fiscal quarter ending June 30, 2002, the results of the three fiscal quarters ending on such date; and for fiscal quarters ending September 30, 2002 and thereafter, the results of the four fiscal quarters ending on the date of determination."

         4. Amended Compliance Certificate. Subject to the satisfaction of the conditions set forth in Section 5 below, Exhibit G to the Participation Agreement shall be hereby amended and restated in the form set forth as Schedule I to this Amendment.

         5. Representation and Warranties. The Lessee hereby represents and warrants to the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger that the following are true and correct on the date of this Amendment and that, after giving effect to waiver and the amendments set forth in Sections 1, 2, 3 and 4 above, the following will be true and correct on the Effective Date (as defined below): The representations and warranties of the Lessee as set forth in Section 7 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date); No Default or Event of Default has occurred and is continuing; and Each of the Operative Agreements to which the Lessee is a party is in full force and effect.

         6. Effective Date. The waiver and amendments effected by Sections 1, 2, 3 and 4 above shall become effective as of the date of September 30, 2001 (the "Effective Date"), subject to receipt by McGuireWoods LLP, counsel to the Agent and the Arranger a copy of this Amendment duly executed by the Lessee, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger and receipt by the Arranger of an amendment fee in the amount of $220,000.

         7. Miscellaneous.

                  (a) Except as specifically waived above, the Participation Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement is hereby ratified and confirmed in all respects.

                  (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow]

         IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                        INKTOMI CORPORATION,
                                        as Lessee

                                        By:    /s/ Tim Stevens
                                               ---------------------------------
                                        Name:      Tim Stevens
                                               ---------------------------------
                                        Title:     Sr. Vice President, Business
                                               ---------------------------------
                                                   Affairs and General Counsel
                                               ---------------------------------

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee and Lessor

                                        By:    /s/ Antta Dalago
                                               ---------------------------------
                                        Name:      Antta Dalago
                                               ---------------------------------
                                        Title:     Financial Services Officer
                                               ---------------------------------

                                        WILMINGTON TRUST FSB, not in its
                                        individual capacity but solely as
                                        Co-Owner Trustee

                                        By:    /s/ Donald G. MacKeican
                                               ---------------------------------
                                        Name:      Donald G. MacKeican
                                               ---------------------------------
                                        Title:     Authorized Signer
                                               ---------------------------------


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Investor

                                        By:    /s/ David G. Dickinson Jr.
                                               ---------------------------------
                                        Name:      David G. Dickinson Jr.
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------


                                        By:    /s/ John L. C. Ulrich
                                               ---------------------------------
                                        Name:      John L. C. Ulrich
                                               ---------------------------------
                                        Title:     Assistant Vice President
                                               ---------------------------------


                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCH, as a Lender and
                                        as Agent for the Lenders

                                        By:    /s/ David G. Dickinson Jr.
                                               ---------------------------------
                                        Name:      David G. Dickinson Jr.
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------

                                        By:    /s/ John L. C. Ulrich
                                               ---------------------------------
                                        Name:      John L. C. Ulrich
                                               ---------------------------------
                                        Title:     Assistant Vice President
                                               ---------------------------------

                                        DEUTSCHE BANC ALEX. BROWN INC.,
                                        f/k/a DEUTSCHE BANK SECURITIES, INC.,
                                        as Arranger

                                        By:    /s/  Robert F. Martorano Jr.
                                               ---------------------------------
                                        Name:       Robert F. Martorano Jr.
                                               ---------------------------------
                                        Title:      Managing Director
                                               ---------------------------------

                                        By:    /s/  Karen Keane
                                               ---------------------------------
                                        Name:       Karen Keane
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE I


                                            EXHIBIT G TO PARTICIPATION AGREEMENT


                                     FORM OF
                             COMPLIANCE CERTIFICATE

         (i) I am the _____________ of Inktomi Corporation, a Delaware corporation ("Lessee").

         (ii) I have reviewed the terms of that certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Inktomi Corporation, a Delaware corporation, as lessee ("Lessee"), Wilmington Trust Company, as Owner Trustee and Lessor, Wilmington Trust FSB, as Co-Owner Trustee, Deutsche Bank AG, New York Branch, as an Investor, Deutsche Bank AG, New York and/or Cayman Islands Branch, as Agent for the Lenders and as a Lender, and Deutsche Bank Securities, Inc., as Arranger (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Participation Agreement), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Lessee and its Subsidiaries during the accounting period covered by the financial statements delivered to you concurrently.

         (iii) The examination described in paragraph 2 above did not disclose, and I have not knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Lessee has taken, is taking, or proposes to take with respect to each such condition or event.

         The foregoing certifications, together with the computations set forth in the Annex A hereto, are made and delivered this ___ day of _________, ________ pursuant to Section 9.5(a) of the Participation Agreement.

                                        INKTOMI CORPORATION

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                   ANNEX A TO
                             COMPLIANCE CERTIFICATE

            FOR THE FISCAL QUARTER ENDING ________________, _________
                                  ($ in 000's)


                                                                                                    REQUIRED
                                                                                 CALCULATION      RATIO/AMOUNT
                                                                                 -----------      ------------
1.       Consolidated Tangible Net Worth

         (i)      The Total Assets of the Lessee and its Subsidiaries            $________
         (ii)     The sum of:                                                    $________
                  (a)      the Total Liabilities of the Lessee and its           $________
                           Subsidiaries; and
                  (b)      all Intangible Assets of Lessee and its Subsidiaries  $________

         Consolidated Tangible Net Worth (i)-(ii)                                $________        $__________(1)

2.       Fixed Charge Ratio(2)

         (i)      The sum of:

                  (a)      Consolidated EBITDA                                   $________
                  (b)      Consolidated Lease Rental Expense                     $________
                  (c)      Net Cash proceeds of equity issuance within prior     $________
                           12 months

         (ii)     The sum of:

                  (a)      CMLTD                                                 $________

----------

(1) Commencing with the fiscal quarter ending December 31, 2001, the required level is equal to the lesser of (i) $125,000,000 plus 50% of the net Cash proceeds of any equity offering received by the Lessee and (ii) $200,000,000.

(2)   Applicable to reporting periods ending on or after December 31, 2001.


                                   Annex C-1

                                                                                                    REQUIRED
                                                                                 CALCULATION      RATIO/AMOUNT
                                                                                 -----------      ------------
                                                                                 $________
                  (b)      Consolidated Interest Expense
                  (c)      Consolidated Lease Rental Expense                     $________

         The Ratio (i)/(ii)
                                                                                  ___ to ___       1.5 to 1.0
3.       Consolidated EBITDA

         (i)      Consolidated Net Income                                        $________
         (ii)     Consolidated Interest Expense                                  $________
         (iii)    Consolidated Income Tax Expense                                $________
         (iv)     Consolidated Depreciation and Amortization Expense             $________
         (v)      Acquisition Professional Fees and  Expenses                    $________
         (vi)     Acquisition Non-Cash Charges (goodwill write-                  $________
                  down)
         (vii)    Acquisition Non-Cash Charges (research and                     $________
                  development costs of target)
         (viii)   Non-Cash Deferred Compensation Charges                         $________
         (ix)     Non-Cash Losses in the Lessee's investments in                 $________
                  equity securities
         (x)      Non-Cash Gains in the Lessee's investments in equity           $________
                  securities
         (xi)     Non-Cash Non-recurring restructuring charges                   $________

         (xii)    Non-recurring Cash restructuring charges                       $________

                  Consolidated EBITDA:
                  (i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii)
                  +(viii)+(ix)-(x)+(xi)+(xii)
                                                                                 $________        $________(3)
4.       Minimum Net Cash

----------

(3) Consolidated EBITDA shall not be less than ($8,000,000) on December 31, 2001, (8,000,000) on March 31, 2002, ($3,000,000) on June 30, 2002, and $0
      on September 30, 2002. For any other date of determination, Consolidated EBITDA shall not be less than $0. The Lessee may not exclude the cash component of any restructuring charges in excess of $7,000,000 for the fiscal quarter ending on December 31, 2001 and $5,000,000 for each fiscal quarter thereafter through the fiscal quarter ending September 30, 2002.


                                   Annex C-2

                                                                                                    REQUIRED
                                                                                 CALCULATION      RATIO/AMOUNT
                                                                                 -----------      ------------
                                                                                 $________
         (i)      Cash
         (ii)     Cash Equivalents                                               $________
         (iii)    Total Cash and Cash Equivalents                                $________
         (iv)     Cash subject to any Lien (including the                        $________
                  Value of Qualified Securities)
         (v)      Total (iii)-(iv)                                               $________
         (vi)     Capitalized Lease Obligations                                  $________
         (vii)    Contingent Obligations                                         $________
         (viii)   Principal amount of all Indebtedness                           $________
         (ix)     Principal amount of all Off-Balance Sheet Debt                 $________
                  (other than the Off-Balance Sheet Debt under the
                  Operative Agreements)
         (x)      Total ((vi) +(vii)+(viii)+(ix))                                $________

         Minimum Net Cash (v)-(x)                                                $________        $__________(4)

----------

(4) Minimum Net Cash shall not be less than $50,000,000 and commencing with the fiscal quarter ending March 31, 2002 Minimum Net Cash shall not be less than the lesser of (i) $30,000,000 plus 50% of the net Cash proceeds to the Lessee from any equity offering and (ii) $50,000,000.


                                   Annex C-3